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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): February 25, 1997


                               OVERSEAS FILMGROUP, INC.

                  (Exact name of registrant as specified in charter)


    DELAWARE                       0-25308                  13-3751702
    (State or other             (Commission               (I.R.S. Employer
jurisdiction of Incorporation)    File Number)             Identification No.)


                 8800 SUNSET BLVD., SUITE 302, LOS ANGELES, CA  90069
              (Address of principal executive offices)   (zip code)


          Registrant's telephone number, including area code: (310) 855-1199



                                    NOT APPLICABLE
            (Former name or former address, if changed since last report)










                                                      PAGE 1 OF 10 PAGES.
                                                      THIS REPORT CONTAINS
                                                      NO EXHIBITS.

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 ITEM 5.  OTHER EVENTS

    FROM TIME TO TIME, OVERSEAS FILMGROUP, INC. ("REGISTRANT" OR "OVERSEAS FILMGROUP") MAY MAKE FORWARD LOOKING STATEMENTS RELATING TO SUCH MATTERS AS ANTICIPATED FINANCIAL PERFORMANCE, BUSINESS PROSPECTS, NEW FILM PROJECTS AND RELEASES, AND SIMILAR MATTERS. THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A SAFE HARBOR FOR FORWARD LOOKING STATEMENTS. THE REGISTRANT NOTES THAT ALL FORWARD LOOKING STATEMENTS ARE NECESSARILY SPECULATIVE AND THERE ARE A VARIETY OF FACTORS THAT COULD CAUSE REGISTRANT'S ACTUAL RESULTS AND EXPERIENCE TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS OR OTHER EXPECTATIONS EXPRESSED IN REGISTRANT'S FORWARD LOOKING STATEMENTS. THE DISCUSSION BELOW HIGHLIGHTS SOME OF THE MORE IMPORTANT RISKS AND UNCERTAINTIES IDENTIFIED BY MANAGEMENT OF REGISTRANT THAT MAY AFFECT THE OPERATIONS, PERFORMANCE, DEVELOPMENT AND RESULTS OF REGISTRANT'S BUSINESS. SUCH RISKS AND UNCERTAINTIES SHOULD NOT BE ASSUMED TO BE THE ONLY THINGS THAT COULD AFFECT FUTURE PERFORMANCE. THE REGISTRANT DOES NOT HAVE A POLICY OF UPDATING OR REVISING FORWARD LOOKING STATEMENTS AND THUS IT SHOULD NOT BE ASSUMED THAT SILENCE BY MANAGEMENT OVER TIME MEANS THAT ACTUAL EVENTS ARE BEARING OUT AS ESTIMATED IN SUCH FORWARD LOOKING STATEMENTS.

GENERAL RISKS RELATED TO THE MOTION PICTURE INDUSTRY

    The motion picture industry is highly speculative and inherently risky. There can be no assurance of the economic success of any motion picture since the revenues derived from the production and distribution of a motion picture (which do not necessarily bear a direct correlation to the production or distribution costs incurred) depend primarily upon its acceptance by the public, which cannot be predicted. The commercial success of a motion picture also depends upon the quality and acceptance of other competing films released into the marketplace at or near the same time, the availability of alternative forms of entertainment and leisure time activities, general economic conditions and other tangible and intangible factors, all of which can change and cannot be predicted with certainty. Therefore, there is a substantial risk that some or all of the motion pictures released, distributed or produced by Overseas Filmgroup will not be commercially successful, resulting in costs not being recouped or anticipated profits not being realized.

SIGNIFICANT CHANGES IN THE MOTION PICTURE INDUSTRY

    The entertainment industry in general, and the motion picture industry in particular, are dynamic industries which have undergone significant changes. Among the major changes, total film industry revenues of U.S. motion picture companies (including revenues from domestic theatrical distribution) have increased substantially, and the relative contributions of the components of such total revenues have changed dramatically over the past fifteen years.
There has also been a substantial increase in the revenues generated from the licensing of rights in ancillary (other than domestic theatrical) media, such as home video, cable and pay-per-view. However, the theatrical success of a motion picture remains a significant factor in generating revenues in foreign markets and in other media such as television and videocassettes. Other significant changes in the motion picture industry include ownership changes and consolidation (see "Competition" below) and rapid technological change.
Overseas Filmgroup has not benefited from some of these changes. Technological developments have resulted in the popularity and availability of alternative and competing forms of leisure time entertainment, including pay/cable televisions services and home entertainment equipment such as videocassette, video games and computers. To date, Overseas Filmgroup has not realized any significant revenues from the newest revenue sources such as computer and video games and other interactive media. In addition, some of the changes in the motion picture industry have had a negative impact upon Overseas Filmgroup. For example, despite the expansion in the market for videocassettes for home use (which has slowed), retail video stores increasingly have been purchasing fewer copies of videocassettes of motion pictures which have not been theatrically released and more copies of major studio theatrical hits. Because Overseas Filmgroup distributes a number of films that are not released theatrically, this trend has had a negative impact on Overseas Filmgroup and has led, in part, to Overseas Filmgroup establishing its own domestic theatrical distribution operation. It is not possible to predict what changes or trends will continue in the motion picture industry. For instance, there can be no assurance that the increase in total motion picture revenues, or the components thereof, will continue in the future or if such increases do continue, continue at the same rate as in the past. In addition, it is not possible to predict, what new changes or trends might occur and the overall effect these factors will have on the potential revenue from and profitability of

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feature-length motion pictures and the business of Overseas Filmgroup.

CERTAIN CONSIDERATIONS REGARDING THEATRICAL DISTRIBUTION BY OVERSEAS FILMGROUP

    Overseas Filmgroup increasingly engages directly in theatrical distribution in the United States through its domestic theatrical releasing division, First Look Pictures. Domestic theatrical distribution, which involves the licensing and booking of motion pictures to theatrical exhibitors in the United States, the promotion of these motion pictures through advertising and publicity campaigns and the manufacture of release prints from the film negative, is very competitive. A substantial majority of the motion picture screens in the United States are typically committed at any one time to between 10 and 15 films distributed nationally by the major studio distributors that can command greater access to available screens. Although some exhibitors specialize in the exhibition of independent, specialized motion pictures and "art-house" films, there is intense competition for screen availability for these films as well. The number of motion pictures released theatrically in the United States has increased in recent years, thereby increasing competition for exhibition outlets and audiences. Domestic theatrical distribution, which often requires substantial expenditures for marketing and the manufacturing of release prints, is also very risky. The success of a domestic theatrical release by First Look Pictures can be affected by a number of factors outside of its control, including audience and critical acceptance, the success of competing films in release, awards won by First Look Pictures' releases or that of its competition, inclement weather, and competing televised events (such as sporting and news events). Payment by a national theater chain in the United States is typically made on the close of the engagement in all such chain's theaters. Since First Look Pictures typically releases its films on a more limited basis than a distributor of national, wide releases and since First Look Pictures' specialized or "art-house" releases can have extended runs, payment to Overseas Filmgroup by theater chains is often not made for four to nine months from initial release, or longer. In addition, First Look Pictures' releases are exhibited by a substantial number of independent theater owners for which it can be comparatively more difficult to monitor and enforce timely payment than with respect to national theater chains. Overseas Filmgroup often commits to spend at least a minimum amount on prints and advertising with respect to motion pictures distributed theatrically through First Look Pictures and generally, in addition to receiving a distribution fee, Overseas Filmgroup is entitled to recoup its prints and advertising expenditures. As a result of the foregoing factors listed above, and depending upon audience acceptance of the films distributed through First Look Pictures, Overseas Filmgroup expects that, in many cases, it will not recoup all of its distribution expenses or derive any profit solely from domestic theatrical distribution of First Look Pictures' releases, without taking into account revenues derived from such films in ancillary media and international markets. In addition, there can be no assurance that total revenues from any First Look Pictures' release will be sufficient to allow Overseas Filmgroup to recoup all of its costs or to realize a profit on such film.

DEPENDENCE ON KEY EXECUTIVES

    Ellen Dinerman Little and Robert B. Little are the founders and senior executive officers of Overseas Filmgroup. They serve as Overseas Filmgroup's Co-Chairs of the Board and Co-Chief Executive Officers. Ellen Dinerman Little also serves as President of Overseas Filmgroup. Virtually all decisions concerning the conduct of the business of Overseas Filmgroup, including the motion picture properties and rights to be acquired by Overseas Filmgroup and the arrangements to be made for the distribution, production and financing of motion pictures by Overseas Filmgroup, are made or are significantly influenced by these key executives. The loss of either of their services for any reason would have a material adverse effect on Overseas Filmgroup's business and operations and its prospects for the future. In addition, Overseas Filmgroup's credit facility contains covenants and similar provisions generally requiring Ms. Little's and Mr. Little's continued involvement with, and control of, Overseas Filmgroup. Although Overseas Filmgroup has employment agreements with Ms. Little and Mr. Little for terms ending in October 2001, under certain circumstances, these employment agreements may be terminated earlier by Overseas Filmgroup or the executives.

INCREASING ACQUISITION, PRODUCTION AND MARKETING COSTS

    The costs of producing and marketing motion pictures have increased dramatically in recent years. These costs will likely continue to increase in the future, thereby increasing the capital required for

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the operations of motion picture producers and distributors (both the major studios and independent film companies, including Overseas Filmgroup), and the risk borne by such parties. The motion pictures distributed, financed or produced by Overseas Filmgroup typically have had direct negative costs substantially below the average for the major studios. Overseas Filmgroup may from time to time in the future distribute, finance or produce motion pictures with substantially larger direct negative costs and marketing costs, which may, in certain circumstances, be substantially in excess of the average direct negative and marketing costs of the films historically distributed by Overseas Filmgroup. In addition, as part of Overseas Filmgroup's overall business strategy, it intends to gradually and selectively acquire rights to, finance or produce films which Overseas Filmgroup believes have greater production values (often as a result of larger budgets) and greater potential for more widespread audience appeal. As a result, management of Overseas Filmgroup anticipates that in the future its costs and expenses (including those of acquiring distribution rights) may rise significantly.

INCREASED MOTION PICTURE INVESTMENT BY OVERSEAS FILMGROUP

    Overseas Filmgroup typically acquires distribution rights in a motion picture for a specified term in one or more territories and media. In some circumstances, Overseas Filmgroup also acquires the copyright to the motion picture. The arrangements Overseas Filmgroup enters into to acquire rights often includes Overseas Filmgroup agreeing to pay an advance or minimum guarantee for the rights acquired and/or agreeing to advance print and advertising costs, obligations which are independent of the actual financial performance of the motion picture being distributed. The risks incurred by Overseas Filmgroup dramatically increase to the extent Overseas Filmgroup takes such actions. While Overseas Filmgroup generally works with independent producers who have already developed projects, Overseas Filmgroup also incurs significant risk to the extent it engages in development or production activities itself, given the costs and risks associated with such activities, including the uncertainty of whether any particular development project will eventually result in a completed film. Although Overseas Filmgroup may, in certain circumstances, reduce some of the foregoing risks by sub-licensing certain distribution rights in exchange for minimum guarantees from sub-licensees such as foreign sub-distributors (see "Certain Considerations Relating to the Receipt of Minimum Guarantees by Overseas Filmgroup" below), the risks incurred by Overseas Filmgroup are generally greater the greater the "investment" by Overseas Filmgroup in a motion picture. This "investment" by Overseas Filmgroup in a motion picture includes the cost of acquisition of the distribution rights (including any advance or minimum guarantee paid to the producer), the amount of the production financed, and the marketing and distribution costs borne. For a variety of reasons, including (i) the likelihood of continued industry-wide increases in acquisition, production and marketing costs (see "Increasing Acquisition, Production and Marketing Costs" above); (ii) Overseas Filmgroup's intent to gradually and selectively acquire rights to or produce films which have greater production values (often as a result of larger budgets); and (iii) Overseas Filmgroup's increasing role as the principal financier of a greater portion of the motion pictures it distributes, the "investment" by Overseas Filmgroup in the motion pictures it distributes in the future and the associated risks faced by Overseas Filmgroup are likely to increase.

CERTAIN CONSIDERATIONS RELATING TO THE RECEIPT OF MINIMUM GUARANTEES BY OVERSEAS FILMGROUP

    Overseas Filmgroup does not always receive a minimum guarantee from the licensing of distribution rights to sub-distributors, thus increasing Overseas Filmgroup's reliance on the actual financial performance of the film being distributed. In some circumstances, whether Overseas Filmgroup receives a minimum guarantee depends upon the media. For example, Overseas Filmgroup is increasingly (particularly with respect to motion pictures which have not been theatrically released) entering into video distribution arrangements with sub-distributors where no minimum guarantee is paid to Overseas Filmgroup. Even if Overseas Filmgroup does obtain minimum guarantees from its sub-distributors, such minimum guarantees do not assure the profitability of Overseas Filmgroup's motion pictures or Overseas Filmgroup's operations. Additional revenues may be necessary from distribution of a motion picture in order to enable Overseas Filmgroup to recoup any investment in such motion picture in excess of the aggregate minimum guarantees obtained from such sub-distributors, pay for distribution costs, pay for ongoing acquisition and development of other motion pictures by Overseas Filmgroup and cover general overhead. While the pre-licensing of distribution rights to sub-distributors in exchange for minimum guarantees may reduce some of the risk to Overseas Filmgroup from unsuccessful films, it may also result

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in Overseas Filmgroup receiving lower revenues with respect to highly successful films than if such licensing of distribution rights were made upon different terms that, for example, might have provided lower minimum guarantees to Overseas Filmgroup but also provided a lower distribution fee (i.e., a lower percentage of gross revenues) to the sub-distributor.

ABILITY TO ACHIEVE ACQUISITION AND DISTRIBUTION GOALS

    As the motion picture business is subject to numerous uncertainties, including financing requirements, personnel availability, and the release schedule of competing films, no assurance can be given that Overseas Filmgroup's acquisition, production, financing and distribution goals will be met in future periods or that any of the motion pictures scheduled for finance, production, distribution or release by Overseas Filmgroup or its First Look Pictures' operations will actually be completed, released, released in accordance with the anticipated schedule or budget, or necessarily involve all of the anticipated creative elements. In addition, certain subsidiaries of Overseas Filmgroup are, for certain films, subject to the terms in effect from time to time of various industry-wide collective bargaining agreements, including the Writers Guild of America, the Directors Guild of America, the Screen Actors Guild and the International Alliance of Theatrical Stage Employees. These organizations have all engaged in strikes and similar activities. A strike, job action or labor disturbance by the members of any of these organizations could have a material adverse effect on the production of a motion picture within the United States and, consequently, on the business, operations and results of operations of Overseas Filmgroup.

RENEWAL OR REFINANCING OF CREDIT FACILITY

    Overseas Filmgroup's operations are supported by a credit facility under which the commitment to lend is currently reviewed by the lenders on an annual basis. Certain advances made under the credit facility are due upon expiration of the commitment to lend while certain others are due one year after the advance of funds. In order to have sufficient funds available to maintain its acquisition, distribution, finance and production activities, Overseas Filmgroup will need to renew or refinance the credit facility on or before the expiration of the commitment to lend (May 1997). There can be no assurance that Overseas Filmgroup will be able to renew or refinance its credit facility on terms similar to the existing terms, or at all. Failure to do so would have a material adverse effect on the business, financial condition and operations of Overseas Filmgroup.

EXPIRATION OR TERMINATION OF OUTPUT ARRANGEMENTS

    Overseas Filmgroup has entered into several output arrangements with local foreign distributors in certain territories whereby the foreign sub-distributor receives the right, typically for a specified period and/or a specified number of motion pictures, to distribute in a particular territory and in designated media, motion pictures released by Overseas Filmgroup. Overseas Filmgroup enters into output arrangements with foreign sub-distributors which Overseas Filmgroup believes have the ability to make recurring payments. Nevertheless, in certain instances foreign sub-distributors encounter financial difficulties that may preclude timely payment, and as a result Overseas Filmgroup may be forced to terminate or renegotiate output agreements. The renegotiation, expiration or termination of any such output arrangement for that or any other reason could have a material adverse effect on Overseas Filmgroup's business, financial condition and operations. Overseas Filmgroup also has entered into an output arrangement for domestic video rights with BMG Video. This arrangement covers, subject to certain conditions, twelve specified films and also generally any film delivered to Overseas Filmgroup prior to December 31, 1996 (or December 31, 1997 in the event Overseas Filmgroup and BMG Video mutually elect to renew the term for an additional year). In the event this output arrangement is not extended past its expiration date, there can be no assurance that a new domestic video output arrangement will be obtained or that, if obtained, will be on terms similar to Overseas Filmgroup's arrangement with BMG Video. The failure to obtain an arrangement similar to Overseas Filmgroup's current arrangement with BMG video could have a material adverse effect on Overseas Filmgroup's business, financial condition and operations.

COMPETITION

    Motion picture production, finance and distribution are highly competitive businesses in the

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United States and internationally, with competition coming both from companies within the motion picture industry and companies in other entertainment media which create alternative forms of leisure entertainment. Overseas Filmgroup competes with major film studios (including The Walt Disney Company, Paramount Pictures Corporation, Universal Pictures, Columbia Pictures, Tri-Star Pictures, Twentieth Century Fox, Warner Brothers Inc. and MGM/UA) and their affiliates which are dominant in the motion picture industry. Overseas Filmgroup also competes with numerous independent motion picture production and distribution companies, as well as numerous foreign motion picture production and distribution companies. Many of the organizations with which Overseas Filmgroup competes have significantly greater financial and other resources than does Overseas Filmgroup. Overseas Filmgroup's ability to compete successfully depends in large part upon the continued availability of independently-produced, domestic and foreign, motion pictures and Overseas Filmgroup's ability to identify and acquire distribution rights and distribute such motion pictures successfully. A number of formerly independent motion picture companies have been acquired in recent years by major entertainment companies. These transactions have significantly increased competition for the acquisition of distribution rights to independently produced motion pictures by eliminating some available sources of independently produced films and providing greater financial resources to other previously independent companies engaged in the business of acquiring distribution rights to independently produced films.

CERTAIN RISKS ASSOCIATED WITH INTERNATIONAL DISTRIBUTION

    A significant portion of Overseas Filmgroup's revenue is from the distribution of motion pictures and the licensing of distribution rights in territories outside the United States. Overseas Filmgroup's financial results and results of operations could be negatively affected by such factors as changes in foreign currency exchange rates and currency controls, trade protection measures, motion picture piracy, content regulation, longer accounts receivable collection patterns, changes in regional or worldwide economic or political conditions or natural disasters. Because Overseas Filmgroup's contracts are typically denominated in U.S. dollars, advances and minimum guarantees of sublicense fees payable to Overseas Filmgroup by foreign sub-distributors, and advances and minimum guarantees to be paid by Overseas Filmgroup to foreign producers in connection with the acquisition of distribution rights, are generally unaffected by exchange rate fluctuations. However, to the extent Overseas Filmgroup's agreements with foreign sub-distributors require such sub-distributors to pay Overseas Filmgroup a percentage of revenues in excess of any advance or minimum guarantee, fluctuations in the currencies in which such revenues are received by the sub-distributor may affect the amount of U.S. dollars received by Overseas Filmgroup in excess of any minimum guarantee. Exchange rate fluctuations could also affect the ability of sub-distributors to bid for and acquire rights to motion pictures distributed by Overseas Filmgroup. Therefore, exchange rate fluctuations could have a material adverse impact on Overseas Filmgroup's results of operations in the future.

FLUCTUATION OF OPERATING RESULTS

    Most of Overseas Filmgroup's revenues are derived from the exploitation of the relatively limited number of motion pictures distributed by Overseas Filmgroup (compared to the number of films distributed by the major studios). The number of motion pictures for which Overseas Filmgroup acquires distribution rights may vary significantly from quarter to quarter. The number of motion pictures which Overseas Filmgroup distributes, including its First Look Pictures' releases, also may vary significantly from quarter to quarter, due to uncertainties in the release schedules of such motion pictures. In addition, the audience response to the motion pictures that Overseas Filmgroup distributes is unpredictable. As a result of the foregoing, Overseas Filmgroup's revenues, expenses and earnings have historically fluctuated and are likely to continue to fluctuate significantly from quarter to quarter. Accordingly, Overseas Filmgroup's revenues, expenses and earnings in any particular period may not be indicative of the results for any future period.

REGULATION

    In 1994, the United States was unable to reach agreement with its major international trading partners to include audio-visual works, such as television programs and motion pictures, under the terms of the General Agreement on Trade and Tariffs Treaty ("GATT"). The failure to include audiovisual works under GATT allows many countries (including members of the European Union, which consists of

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Belgium, Denmark, Germany, Greece, Spain, France, Ireland, Italy, Luxembourg,
The Netherlands, Portugal and the United Kingdom) to continue enforcing quotas that restrict the amount of United States produced television programming which may be aired on television in such countries. The Council of Europe has adopted a directive requiring all member states of the European Union to enact laws specifying that broadcasters must reserve a majority of their transmission time (exclusive of news, sports, game shows and advertising) for European works. The directive does not itself constitute law, but must be implemented by appropriate legislation in each member country. In addition, France requires that original French programming constitute a required portion of all programming aired on French television. These quotas generally apply only to television programming and not to theatrical exhibition of motion pictures, but quotas on the theatrical exhibition of motion pictures could also be enacted in the future. There can be no assurance that additional or more restrictive theatrical or television quotas will not be enacted or that countries with existing quotas will not more strictly enforce such quotas. Additional or more restrictive quotas or more stringent enforcement of existing quotas could materially and adversely affect the business of Overseas Filmgroup by limiting the ability of Overseas Filmgroup to exploit fully its rights in motion pictures internationally and, consequently, to assist or participate in the financing of such motion pictures.

    Management of Overseas Filmgroup is aware of reports of extensive unauthorized misappropriation of videocassette rights to motion pictures, which may include motion pictures distributed by Overseas Filmgroup. Motion picture piracy is an industry wide problem and an international as well as a domestic problem, as motion picture piracy is extensive in many parts of the world. In the past, various entertainment industry trade associations have enacted voluntary embargoes of motion picture exports to certain countries in order to pressure the governments of those countries to become more aggressive in preventing motion picture piracy. In addition, the United States government has publicly considered trade sanctions against specific countries which do not prevent copyright infringement of United States produced motion pictures. There can be no assurance that voluntary industry embargoes or United States government trade sanctions will be enacted. If enacted, such actions could impact the amount of revenue that Overseas Filmgroup realizes from the international exploitation of motion pictures depending upon the countries subject to such action and the duration of such action. If not enacted or if other measures are not taken, the motion picture industry, including Overseas Filmgroup, may continue to lose an indeterminate amount of revenues as a result of motion picture piracy.

    The Code and Ratings Administration of the MPAA, an industry trade association, assigns ratings indicating age-group suitability for theatrical distribution of motion pictures. Overseas Filmgroup sometimes, although not always, submits its motion pictures for such ratings. In certain circumstances, motion pictures that Overseas Filmgroup does not submit for rating to the Code and Ratings Administration of the MPAA might have received restrictive ratings had such motion pictures been submitted for rating, including, in some circumstances, the most restrictive rating, which prohibits theatrical attendance by persons below the age of seventeen. Unrated motion pictures (or motion pictures receiving the most restrictive rating) may not be exhibited by certain theatrical exhibitors or in certain locales, thereby potentially reducing the total revenues generated by such films. United States television stations and networks, as well as foreign governments, impose additional restrictions on the content of motion pictures which may restrict in whole or in part theatrical or television exhibition in particular territories. Current and future restrictions on the content of motion pictures could limit or adversely affect Overseas Filmgroup's ability to exhibit certain motion pictures in certain territories and media and, thus, also adversely affect Overseas Filmgroup's business, financial condition and operations.

POSSIBLE VOLATILITY OF SECURITIES PRICES

    The trading prices of Overseas Filmgroup's securities could be subject to wide fluctuations in response to variations in operating results which may be affected by variations from period-to-period in the number of motion pictures for which Overseas Filmgroup acquires distribution rights and the number of motion pictures which Overseas Filmgroup distributes. The operating results of Overseas Filmgroup, also may be affected by the release schedule of the motion pictures distributed by Overseas Filmgroup, the commercial success of such motion pictures and other events or factors. In addition, the stock market has experienced significant price and volume fluctuations which have affected the market price for many companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations may adversely affect the market price of Overseas Filmgroup's securities. In

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addition, factors not within the control of Overseas Filmgroup, including public statements from securities analysts and others concerning Overseas Filmgroup's operations, public acceptance of the motion pictures distributed by Overseas Filmgroup, interest rates and changes in general economic conditions, could also have a significant impact on the future market prices for Overseas Filmgroup's securities, which may be volatile. In addition, a substantial number of shares of Overseas Filmgroup common stock (i) are issuable upon the exercise of options, warrants and Units or (ii) are subject to certain lock-ups which expire from time to time in the future. Sales of substantial amounts of shares of common stock of Overseas Filmgroup (including shares issued upon the exercise of options, warrants and Units, and shares subject to the lock-ups which expire from time to time in the future) in the public market or the prospect of such sales could adversely affect the market price of the common stock of Overseas Filmgroup.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OVERSEAS FILMGROUP, INC.



                             By:         /S/ William F. Lischak
                                -------------------------------
                             Name: William F. Lischak
                             Title: Chief Operating Officer, Chief
                                    Financial Officer and Secretary

Date: February 24, 1997